                        AIM SPECIAL OPPORTUNITIES FUNDS

                         AIM MID CAP OPPORTUNITIES FUND

                        Supplement dated March 20, 2000
                    to the Prospectus dated January 1, 2000
              as supplemented February 25, 2000 and March 8, 2000

This supplement supersedes and replaces in its entirety the supplement dated March 8, 2000.

AIM Mid Cap Opportunities Fund (the "fund") has reached a size in assets under management where it has become increasingly difficult to satisfy the fund's investment objective and strategies, which include a dynamic hedging program. This difficulty is due to the limited size of the market for medium-capitalized common stocks available for hedging purposes. For this reason, effective at the close of business on March 21, 2000, the fund will be closed to new investors. Existing shareholders of the fund who maintain open accounts will be permitted to continue to make additional investments in the fund.

The fund will accept properly completed Account Applications postmarked by the close of business on March 21, 2000. IRA transfers or rollovers will be accepted if a properly completed IRA application and transfer form are postmarked by the close of business on March 21, 2000. New Account Applications, IRA applications or IRA transfer forms received by fax will not be accepted.

During this period that the fund is closed to new investors, the distribution and service (12b-1) fee for Class A shares will be reduced from 0.35% to 0.25% of the fund's average daily net assets attributable to the Class A shares. The 12b-1 fees for Class B and Class C shares will not be reduced during this closed period.

The fund may resume sales of shares to new investors at some future date if the Board of Trustees determines that it would be in the best interest of shareholders.


The following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 4 of the prospectus:

        "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

        o Steven A. Brase, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1995 to 1998, he was Associate Portfolio Manager and Partner for Bricoleur Capital Management, Inc.

        o Brant H. DeMuth, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1996. From 1992 to 1996, he was Portfolio Manager for Colorado Public Employee's Retirement Association.

        o Robert C. Leslie, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1995 to 1996, he ran his own investment firm, Gamma Investment Management until it merged with Darien Capital Management where he served as Portfolio Manager and Partner until 1998.

        o Christopher P. Perras, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was an equity analyst for Van Wagoner Capital Management. From 1995 to 1997, he was Associate Portfolio Manager at Van Kampen American Capital Asset Management, Inc. From 1993 to 1995, he was Assistant Portfolio Manager with Hellman, Jordan Management Company.

        o Charles D. Scavone, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, he was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc.

        o Kenneth A. Zschappel, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1990."